SUPPLEMENT DATED AUGUST 31, 2025

TO THE PROSPECTUS

DATED AUGUST 31, 2025

AS AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

(each a “Fund”, collectively the “Funds”)

This supplement provides additional information to the Funds’ Prospectus dated August 31, 2025, as amended to date, and should be read in conjunction with such Prospectus.

Subadviser Changes to the Morningstar U.S. Equity Fund

I.

On September 15, 2025 (the “Effective Date”), Diamond Hill Capital Management, Inc. and Westwood Management Corp. will be terminated as subadvisers to the Fund. Until the Effective Date, the following information is added to the table following the “Fund Management – Subadvisers and Portfolio Managers” heading in the Prospectus:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Diamond Hill Capital Management, Inc.
Christopher A. Welch, CFA	Portfolio Manager	Since Inception (November 2018)
Westwood Management Corp.
Matthew R. Lockridge	Senior Vice President, Head of U.S. Value, Senior Portfolio Manager	Since Inception (November 2018)
William E. Costello, CFA	Senior Vice President, Director of Equity Portfolios, Senior Portfolio Manager	Since Inception (November 2018)
Frederic G. Rowsey, CFA	Vice President, Portfolio Manager, Research Analyst	Since Inception (November 2018)
Jordan Latimer, CFA	Vice President, Portfolio Manager, Research Analyst	Since December 2024

II.	Until the Effective Date, the following information is added to the table in the “Management of the Funds– Subadvisers and Portfolio Managers– Morningstar U.S. Equity Fund” section of the Prospectus:

Subadviser	Investment Mandate

Diamond Hill Capital Management, Inc.	Mid-Cap Value
Westwood Management Corp.	Small-Cap Value/Blend

III.	Until the Effective Date, the following information is added to the “Management of the Funds – Subadvisers and Portfolio Managers – Morningstar U.S. Equity Fund” section of the Prospectus:

Diamond Hill Capital Management, Inc. (Diamond Hill), 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215, serves as a subadviser to the Fund under a subadvisory agreement (the Diamond Hill Subadvisory Agreement) with Morningstar on behalf of the Fund. Diamond Hill has been registered with the SEC as an investment adviser since 2000. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded company. As of April 30, 2025, Diamond Hill had approximately

$28.6 billion in assets under management. The following portfolio managers are primarily responsible for the day-to-day management of Diamond Hill’s allocated portion of the Fund’s portfolio:

Christopher A. Welch, CFA—Chris Welch serves as portfolio manager for Diamond Hill. He joined Diamond Hill in 2005. From 2004 to 2005, Welch was a portfolio manager with Fiduciary Trust Company International. From 2002 to 2004, Welch was a private investor. From 1995 to 2002, he was a portfolio manager and senior equity analyst for Nationwide Insurance and affiliates. Welch has a BA in Economics from Yale University (summa cum laude). Welch has served as a portfolio manager for the Fund since its inception in November 2018.

Westwood Management Corp. (Westwood), 200 Crescent Court, Suite 1200, Dallas, TX 75201, serves as a subadviser to the Fund under a subadvisory agreement (the Westwood Subadvisory Agreement) with Morningstar on behalf of the Fund. Westwood is registered as an investment adviser with the SEC and was founded in 1983. Westwood is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a publicly traded company. As of April 30, 2025, Westwood and its affiliates had approximately $18.0 billion in assets under management and assets under advisement. The following portfolio managers are primarily responsible for the day-to-day management of Westwood’s allocated portion of the Fund’s portfolio:

Matthew R. Lockridge, Senior Vice President, Head of U.S. Value—Mr. Lockridge joined Westwood in 2010. He serves as a Senior Portfolio Manager on the LargeCap Value and SmallCap Value portfolio teams and is responsible for investment research in the Consumer Staples and Consumer Discretionary sectors. Additionally, Mr. Lockridge is a member of the firm’s Operating Committee, Investment Policy Committee and the Consumer/Health Care research group. Mr. Lockridge began his career at Arthur Andersen, LLP, within their Chicago consulting practice. He served as a Senior Consultant with Deloitte Consulting, LLP, where he assisted clients with various corporate finance and accounting issues. Mr. Lockridge then served as a Managing Director and Partner at Dearborn Partners, LLC, where he was a member of the firm’s Investment Committee and oversaw investments in the Consumer and Industrial sectors. Mr. Lockridge earned his MBA with a concentration in Finance and Accounting from the University of Chicago, Graduate School of Business and his BBA in Finance from Southern Methodist University. Mr. Lockridge has served as a portfolio manager for the Fund since its inception in November 2018.

William E. Costello, CFA, Senior Vice President—Mr. Costello joined Westwood in 2010 and serves as Director of Equity Portfolios and Senior Portfolio Manager on the SmallCap Value portfolio team. He is also responsible for investment research within the Energy and Utilities sectors and is a member of the Energy/Utilities research group. Mr. Costello began his career with Investors Bank and Trust in 1992 and subsequently joined Delphi Management and The Boston Company. Mr. Costello earned an MBA from Boston University and a BA in Economics from Marietta College. He is a member of the CFA Institute, the Boston Security Analysts Society, and the National Association of Petroleum Investment Analysts. Mr. Costello has served as a portfolio manager for the Fund since its inception in November 2018.

Frederic G. Rowsey, CFA, Vice President—Mr. Rowsey joined Westwood in 2010, serves as a portfolio manager on the SmallCap Value team and is responsible for investment research in the Consumer Discretionary sector. He is also a member of the Consumer/Health Care research group. Previously, he served as a Research Associate, assisting with research in the Consumer Discretionary, Consumer Staples, Health Care and Energy Sectors. Mr. Rowsey graduated from Harvard University with a BA in Economics and a secondary degree in Psychology. Mr. Rowsey is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Rowsey has served as a portfolio manager for the Fund since its inception in November 2018.

Jordan Latimer, CFA — Jordan Latimer, CFA is a Vice President, Portfolio Manager and Research Analyst at Westwood. Mr. Latimer has served as a Portfolio Manager on the SmallCap Value strategy since November 2024. He joined Westwood in 2023 as Vice President, Research Analyst, where he covers the Technology

2

and Internet sectors. Before joining Westwood, he served as impact officer at LCM Group, a family office focused on both public and private investments. Prior to LCM Group, Mr. Latimer was a member of the investment team at Ballast Asset Management, providing investment analysis and portfolio management for a fundamental, value-oriented small- to mid-cap equity strategy. Mr. Latimer began his career at Westwood in 2011 as a Research Associate. In 2015, Mr. Latimer was promoted to Research Analyst, where he was responsible for coverage, research and idea generation in the Technology, Industrials and Consumer Discretionary sectors. Mr. Latimer graduated magna cum laude from Mays Business School at Texas A&M University and earned his BBA in accounting and Master of Science in finance. He earned his CFA® charter in April 2015. Latimer has served as a portfolio manager for the Fund since December 2024.

Subadviser Changes to the Morningstar International Equity Fund

I.

On the Effective Date, T. Rowe Price Associates, Inc. will be terminated as a subadviser to the Fund. Until the Effective Date, the following information is added to the table following the “Fund Management – Subadvisers and Portfolio Managers” heading in the Prospectus:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
T. Rowe Price Associates, Inc.
Seun Oyegunle	Portfolio Manager and Vice President	April 2025
Wenli Zheng	Portfolio Manager and Vice President	April 2025

II.	Until the Effective Date, the following information is added to the “Management of the Funds– Subadvisers and Portfolio Managers – the Morningstar International Equity Fund” section of the Prospectus:

Subadviser	Investment Mandate

T. Rowe Price Associates, Inc.	Diversified Emerging Markets

III.	Until the Effective Date, the following information is added to the “Management of the Funds – Subadvisers and Portfolio Managers – Morningstar International Equity Fund” section of the Prospectus:

T. Rowe Price Associates, Inc. (T. Rowe Price), 1307 Point Street, Baltimore, MD 21231, serves as a subadviser to the Fund under a subadvisory agreement (the T. Rowe Price Subadvisory Agreement) with Morningstar on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. As of June 30, 2025, T. Rowe Price had approximately $1.68 trillion in assets under management. As a subadviser to the Fund, T. Rowe Price may in its discretion utilize the services of its affiliates, T. Rowe Price International LTD (TRPI), a limited company organized under the laws of the United Kingdom, T. Rowe Price Hong Kong Limited (TRPHK), a limited company organized under the laws of Hong Kong, and T. Rowe Price Singapore Private Ltd. (TRPS), a corporation organized under the laws of Singapore, pursuant to separate agreements between T. Rowe Price and each of TRPI, TRPHK, and TRPS that were approved by the Fund’s Board of Trustees. TRPHK and TRPS are wholly owned subsidiaries of TRPI, a wholly owned subsidiary of T. Rowe Price. References in this prospectus to T. Rowe Price include TRPI, TRPHK and TRPS. The following portfolio managers are primarily responsible for the day-to-day management of T. Rowe Price’s allocated portion of the Fund’s portfolio:

Seun Oyegunle — Seun Oyegunle is a vice president and portfolio manager. He joined the firm in 2013 and his investment experience dates from 2009. Oyegunle earned an M.B.A. in finance

3

from the University of Pennsylvania, The Wharton School, and a B.Sc. in chemical engineering from the University of Lagos. Oyegunle has served as a portfolio manager for the Fund since April 2025.

Wenli Zheng — Wenli Zheng is a vice president and portfolio manager. He joined the firm in 2008 and his investment experience dates from 2008. Zheng earned an M.B.A. from the University of Chicago, Booth School of Business, and a dual B.A. in engineering and economics from South China University of Technology. Zheng has served as a portfolio manager for the Fund since April 2025.

Please retain this supplement for future reference.

4

SUPPLEMENT DATED AUGUST 31, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2025

AS AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

(each a “Fund”, collectively the “Funds”)

This supplement provides additional information to the Funds’ Statement of Additional Information (“SAI”) dated August 31, 2025, as amended to date, and should be read in conjunction with such SAI.

Subadviser Changes to the Morningstar U.S. Equity Fund

I.

On September 15, 2025 (the “Effective Date”), Diamond Hill Capital Management, Inc. and Westwood Management Corp. will be terminated as subadvisers to the Fund. Until the Effective Date, the following information is added to the “The Funds’ Investment Team – Portfolio Managers – Other Accounts Managed by Portfolio Managers” section in the SAI:

Diamond Hill Capital Management, Inc. (Diamond Hill) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, Diamond Hill is entitled to receive a fee from the adviser.

Westwood Management Corp. (Westwood) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Westwood is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, Westwood is entitled to receive a fee from the adviser.

II.	Until the Effective Date, the following information is added to the table in the “The Funds’ Investment Team – Portfolio Managers – Other Accounts Managed by Portfolio Managers” section in the SAI:

	Number of Other Accounts Managed and Assets (in $Billions) by Account Type			Number of Other Accounts and Amount of Assets (in $Billions) for Which Advisory Fee is Performance-Based, by Account Type
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts
Diamond Hill
Christopher A. Welch, CFA	4 $1.89	3 $0.44	7 $0.06	0 $0.00	0 $0.00	0 $0.00
Westwood
Matthew R. Lockridge	7 $2.82	7 $1.23	53 $3.44	0 $0.00	0 $0.00	1 $0.00¹
William E. Costello, CFA	3 $1.26	4 $0.93	34 $2.98	0 $0.00	0 $0.00	0 $0.00
Frederic G. Rowsey, CFA	2 $1.16	4 $0.93	22 $1.66	0 $0.00	0 $0.00	0 $0.00
Jordan Latimer, CFA	2 $1.16	4 $0.93	27 $1.66	0 $0.00	0 $0.00	0 $0.00
(1)	Assets under $10 million not shown due to rounding.

III.	Until the Effective Date, the following information is added to the “The Funds’ Investment Team—Material Conflicts of Interest” section of the SAI:

Diamond Hill

Diamond Hill serves as a subadviser to the Morningstar U.S. Equity Fund. Some Diamond Hill portfolio managers are also responsible for managing other account portfolios in addition to the Fund. Management of other accounts in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a portfolio manager may spend on other accounts versus the Fund. Diamond Hill has implemented specific policies and procedures to address any potential conflicts. The subadviser’s ADV Part 2A contains a complete description of its policies and procedures to address conflicts of interest. Below are material conflicts of interest that have been identified and mitigated when managing other account portfolios as well as the Fund.

Performance-Based Fees—Diamond Hill manages certain accounts for which part of its fee is based on the performance of the account (Performance Fee Accounts). As a result of the performance-based fee component, the subadviser may receive additional revenue related to the Performance Fee Accounts. None of the portfolio managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate portfolio managers and all staff.

Trade Allocation—Diamond Hill manages numerous accounts in addition to the Fund. When the Fund and another of the subadviser’s clients seek to purchase or sell the same security at or about the same time, the subadviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a fund because of increased volume of the transaction. However, when another of the subadviser’s clients specifies that trades be executed with a specific broker (Directed Brokerage Accounts), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the subadviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among the Fund and one or more other accounts where the subadviser has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through the subadviser’s portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.

Personal Security Trading by the Portfolio Managers—The subadviser has adopted a code of ethics designed to: (1) demonstrate the subadviser’s duty at all times to place the interest of clients and fund shareholders first; (2) align the interests of the portfolio managers with clients and fund shareholders, and (3) mitigate inherent conflicts of interest associated with personal securities transactions. The code of ethics prohibits all employees of the subadviser, including the portfolio managers, from purchasing any individual equity or fixed-income securities that are eligible to be purchased by the Fund. The code of ethics also prohibits the purchase of third party mutual funds in the primary Morningstar categories with which Diamond Hill competes. As a result, each of the portfolio managers are significant owners in the Diamond Hill strategies, thus aligning their interests with shareholders.

Best Execution and Research Services—The subadviser has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to

Diamond Hill creating a conflict of interest. To mitigate this conflict, Diamond Hill adopted a policy that prohibits it from considering any factor other than best execution when a client trade is placed with a broker-dealer.

Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.

Westwood

Westwood serves as a subadviser to the Morningstar U.S. Equity Fund. Westwood also manages institutional accounts, commingled funds and other mutual funds in several different investment strategies. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, Westwood currently has a limited number of relationships for which it receives performance-based fees. Performance-based fees may give rise to potential conflicts because the potential to receive increased fees from a performance-based fee account creates an incentive to favor one account over another. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate Westwood’s duty of best execution. Accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. Westwood generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. Westwood’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). Westwood prohibits late trading, frequent trading and/or market timing in the Fund and monitors trades daily to ensure this policy is not violated. Westwood also uses a trade rotation among institutional accounts, such as the Fund, other separately managed accounts and model portfolio relationships with a goal of ensuring that no group of clients is favored over time and to avoid causing Westwood clients to compete with each other for execution.

IV.	Until the Effective Date, the following information is added to “The Funds’ Investment Team—Compensation Structure and Methods” section of the SAI:

Diamond Hill Capital Management, Inc.

All portfolio managers are paid by the subadviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the account(s) that they manage,

•	The subadviser’s assessment of the investment contribution they make to the accounts they do not manage,

•	The subadviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	The subadviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis).

Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio manager compensation is not directly tied to product asset growth or revenue; however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of the subadviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. The subadviser also offers a deferred compensation plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral of incentive compensation must be invested in Diamond Hill funds for the entire duration of the deferral.

Westwood Management Corp.

The compensation of the research analysts and portfolio managers on the US Value team is structured to enable Westwood to attract and retain highly qualified professionals in a competitive environment and align incentives with clients. Each team member’s compensation consists of a combination of base salary, cash incentive bonus awards, long-term incentive awards, and employee and post-retirement benefits. Variable bonus components of research analysts’/portfolio managers’ compensation are determined based on performance relative to predetermined criteria. Investment team members may receive bonuses based on:

•	Individual stock picking performance;

•	Product Performance; and

•	Discretionary performance review

Individual security selection: Individual performance measures are based on the belief that successful portfolio performance begins with good security selection. We utilize an independent third-party system to measure individual security selection performance.

Product performance: Product performance is measured against a peer group and benchmark index over one-year and three-year periods. Greater emphasis is placed on rewarding strong three-year performance in order to incent consistency of returns and low volatility.

Discretionary performance review: Annual performance reviews also cover areas of an investment team member’s contribution outside of security selection and product performance. Performance standards such as teamwork, work ethic, and client support are measured.

We utilize the McLagan Investment Management Compensation Survey to ensure individual compensation components are competitive in our marketplace. In addition, an independent third-party system is used to objectively measure individual security selection performance against a pre-determined universe of securities and sectors.

Westwood Holdings Group (WHG) is a publicly traded company and as a result company ownership is subject to the varying of market conditions. At Westwood, we are committed to having DE&I as an integral part of building a vibrant corporate culture responsive to the needs of our diverse employees and clients. We will continue to monitor our hiring and promoting practices over time to ensure DE&I is an integral part of the process.

V.	Until the Effective Date, the following information is added to “Appendix B—Proxy Voting Policies/Principles” section of the SAI:

325 John H. McConnell Blvd Suite 200 Columbus, Ohio 43215 614.255.3333 diamond-hill.com

Diamond Hill Capital Management, Inc.

Proxy Voting Policy, Procedures and Guidelines

One of the responsibilities of owning stock in a company is the right to vote on issues submitted to a shareholder vote. In order to fulfill its responsibilities under Rule 206(4)- 6 and Rule 204-2 of the Investment Advisers Act of 1940, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Policy is to maximize the long-term value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and long-term strategic planning of the company, subject to the oversight of the company’s board of directors. While we believe ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have material economic implications for the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Decision Methods

Our recommendation is for clients to delegate the responsibility of voting proxies to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding proxy voting issues. Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal, even in cases where we believe the implementation of a proposal will diminish shareholder value. We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions, and similarly, we believe clients are entitled to an explanation of our voting principles, as both have economic value.

For those clients who prefer to retain the ability to vote the proxies in their account, they will receive proxies from their custodian, transfer agent, or other third-party service provider such as their proxy service provider. They will not receive proxy information from Diamond Hill.

We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions regarding proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and then we vote in keeping with our primary objective of maximizing shareholder value over the long term.

Voting to maximize shareholder value over the long term may lead to the unusual circumstance of voting differently on the same issue in different strategies at Diamond Hill. For instance, the Small Cap strategy may own a company that is the subject of a takeover bid by a company owned in the Large Cap strategy. Analysis of the bid may show that the bid is in the best interest of the Large Cap strategy but not in the best interest of the Small Cap strategy; therefore, the Large Cap strategy may vote for the merger whereas the Small Cap strategy may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.

Conflicts of Interest

Conflicts of interest may arise from various sources. Clients may take positions on certain shareholder and/or proxy voting issues that they perceive to be in their own best interests but are inconsistent with our firm’s primary objective of maximizing shareholder value in the long run. We encourage clients who have investment objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.

In some instances, a proxy vote may present a conflict between the interests of a client and our interests or the interests of a person affiliated with us. For example, we might manage money for a plan sponsor and that company’s securities may be held in client investment portfolios. The potential for conflict of interest is imminent since we would have a vested interest to support that company’s management recommendations, which may not be in the best interests of clients. Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in a certain manner to support that social cause, but it may not be best for our clients. In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes themselves. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Recordkeeping

We will maintain records documenting how proxies are voted. In addition, when we vote contrary to the Proxy Policy or on issues that the Proxy Policy indicates will be analyzed on a case- by-case basis, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.

Proxy Voting Principles

1.	We recognize that the right to vote a proxy has economic value.

All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid. Thus, when you buy a share of voting stock, part of the purchase price includes the right to vote in matters concerning the company.

2.	We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.

In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty - We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.

Care - We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence - We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality - We will treat all clients fairly.

Discretion - We will keep client information confidential. Information concerning client-specific requests is held strictly confidential between the client and us.

3.	We believe that a corporation exists to maximize the value for shareholders.

Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize shareholder returns over the long term.

4.	We believe conscientious proxy voting can result in better investment performance.

The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value. One reason for owning such stock might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return. Another reason may be that we anticipate management will soon alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general. In certain circumstances, we may engage with management to discuss our concerns and share ideas. We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.

5.	We believe there is relevant and material investment information contained in the proxy statement.

Closely reviewing a company’s proxy materials may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about the “corporate culture.”

Proxy Voting Guidelines

Each proposal put to a shareholder vote is unique. As a result, while each proposal must be considered individually, there are several types of proxy issues that recur frequently at public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in the manner outlined below on the proposals described.

I. Corporate Governance Provisions

A. Board of Directors

The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item.” Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders. For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we believe key committees should be comprised entirely of independent directors. In cases where a majority of the Board is not independent or a key committee is not entirely independent, we may vote against non-independent directors as well as the nominating and governance committee. When voting non-U.S. proxies, we may take local standards into consideration to determine the appropriate level of independence for both the Board and key committees.

1. Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the Board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest.

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.

2. Majority vs Plurality Voting

A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, the director only needs one vote to be elected, so an “against” vote is meaningless. We feel that directors should be elected to the Board by a majority vote simply because it gives us a greater ability to elect Board candidates that represent our clients’ best interests. In evaluating majority voting vs. plurality voting, we will vote FOR majority voting proposals. However, we find plurality voting acceptable when the number of director nominees exceeds the number of directors up for election.

3. Absenteeism

Customarily, schedules for regular Board and committee meetings are made well in advance. A person accepting a nomination for a directorship should be prepared to attend meetings. A director who is found to have a high rate of absenteeism (less than 75% attendance) raises significant doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director who fails to attend at least 75% of the regularly scheduled Board and committee meetings. We may make exceptions when there are extenuating circumstances that prevent a director from attending 75% of the meetings.

4. Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. A non-classified Board requires all directors to stand for election every year and serve a one-year term.

While staggering the election of directors on a classified board may maintain a certain level of continuity and stability, a classified Board makes it difficult for shareholders to change control of the Board. A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.

5. Third-Party Transactions

We will WITHHOLD votes or vote AGAINST directors who may have a conflict of interest, such as receipt of consulting fees from the corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director’s income.

6. Auditor Ratification

We believe that management is in the best position to choose its accounting firm, and we will generally support management’s recommendation. However, we recognize that there may be conflicts when a company’s independent auditors perform substantial non-audit related services for the company. While we will generally vote FOR management proposals to ratify the selection of auditors, we may vote against the ratification of an auditor if non-audit related fees are excessive relative to fees paid for audit services, or when an auditor fails to identify issues that violate standards of practice intended to protect shareholder interests. Likewise, we may vote against or withhold votes from audit committee members in instances where the committee does not provide sufficient oversight to ensure effective, independent auditing. Examples of auditing concerns that may lead to an against or withhold vote include accounting irregularities or significant financial restatements.

7. Dual Chair/CEO Role

While we prefer the separation of roles between the Board Chair and CEO, there may be times when a dual Chair/CEO role is an effective governance structure at a company. Therefore, we will vote on the separation of Board Chair and CEO on a CASE-BY-CASE basis, taking into consideration the specific circumstances of the company. Factors that we will consider include the existence of a Lead Independent Director, as well as any past or ongoing governance concerns.

8. Director Tenure

We view director tenure as just one data point when considering the overall composition of the Board. While we will not withhold votes from a director based on tenure alone, we will consider the length of a director’s Board service on a CASE-BY-CASE basis. Characteristics such as average tenure across the Board and overall Board independence may affect our support for directors with lengthy tenures. We will consider the qualifications of the directors on the overall Board and the effectiveness of the Board’s existing governance structures as well.

9. Proxy Access

Proxy access is the ability of certain shareholders, or groups of shareholders, to have their own director nominee(s) included in the company’s proxy materials. We will vote CASE-BY-CASE on proxy access proposals, considering multiple aspects, including the binding nature of the proposal, ownership, and duration thresholds, as well as the company’s existing governance structures and historical level of responsiveness to shareholder concerns.

10. Proxy Contests

A proxy contest is a campaign to solicit shareholder votes in opposition to management at an annual or special meeting. Typically, the objective of the shareholder(s) initiating the proxy contest is to elect specific directors to the Board or to approve a specific corporate action. Incumbent directors are those directors that currently sit on the Board, and dissident nominees are those directors that shareholder(s) who oppose a firm’s management and/or policies seek to elect to the Board.

Due to the unique nature of each proxy contest, we review these on a CASE-BY-CASE basis, with the overarching goal of maximizing shareholder value. Among other factors, we will consider the strategic plans of both the incumbents and dissidents and the governance profile of the company.

11. Board Diversity

At Diamond Hill, we believe strong, effective corporate boards are comprised of directors with a diversity of skills, perspectives and experience. We believe that cognitive diversity, which we define as having a variety of viewpoints, perspectives, and ways of processing information, is beneficial for organizational decision making, problem solving, and remaining competitive over time. Additionally, we believe that a board’s composition should, at a minimum, reflect the diversity of its stakeholders, and boards that include the perspectives of historically under-represented groups including women and minorities can contribute to long-term sustainable value creation and reduce risk over time.

Therefore, we generally oppose the elections and re-elections of Nominating/ Governance Committee members if we can find no evidence of board diversity at a company. We will also generally vote in favor of proposals that encourage the adoption of a diverse director search policy.

B. Voting/Shareholder Rights

Shareholder rights are an important tool used to hold boards of directors accountable and ensure that they are acting in the best interest of shareholders. While we do not intend to be shareholder activists, there may be times when an expansion of shareholder rights is needed in order to improve alignment of interests and increase the long-term value of a company. Therefore, we view proposals related to shareholder rights, including proposals for the right to call special meetings and the right to act by written consent, on a CASE-BY-CASE basis, taking into consideration each company’s ownership concentration and the governance characteristics of the board of directors.

1. Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

2. Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company, (2) dilution of the acquirer’s voting rights in the target company, or (3) dilution of the acquirer’s equity interest in the post-merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

While shareholder rights plans can benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board and achieving a higher premium in the event of a purchase, these plans can also lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive. Therefore, we will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II. Compensation Plans

Management is an immensely important factor in the performance of a corporation. Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill-designed compensation plans work to the detriment of shareholders in several ways. For instance, there may be outsized compensation for mediocre or poor performance, directly reducing the resources available to the company, or misguided incentives that cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.

A. Non-Employee Directors

In general, we believe stock-based compensation will better align the interests of directors and shareholders than cash-based compensation. Directors should own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have an incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial to shareholder interests.

We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock. Likewise, we may vote AGAINST or WITHHOLD votes from directors who sit on the Compensation Committee at companies who do not require non-employee directors to be paid at least half in company stock.

B. Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination because their economic significance is large and there are many variations among these plans. As a result, we must consider any such plan on a CASE-BY-CASE basis.

We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance, and these issues require a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (i.e., that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria attached to the award. Additionally, objective measures of the company’s long-term performance will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.

We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. We will vote AGAINST any plan that permits the practice of option repricing.

C. Compensation

The Securities and Exchange Commission adopted rules in 2011 which implement requirements in Section 951 of the Dodd- Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern non-binding shareholder votes on executive compensation related to say-on-pay and golden parachutes.

1.	Say-on-Pay Votes

Public companies are required to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Support for or against executive compensation will be determined on a CASE-BY-CASE basis.

2.	Frequency of Votes

Companies are required to provide their shareholders with an advisory vote on how frequently they would like to be presented with say-on-pay votes: every one, two, or three years. We generally believe an ANNUAL advisory vote on executive compensation is appropriate, as annual say-on-pay voting aligns shareholder feedback with the Board’s and Compensation Committee’s decision making. In situations where compensation and performance appear to be misaligned, or we have general concerns about the compensation structures in place to such an extent that we have voted against the advisory say-on-pay vote itself, we may also vote against or withhold votes from directors who sit on the Compensation Committee.

3.	Golden Parachutes

Companies are required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a CASE-BY CASE basis.

4.	Claw back of Incentive Compensation

From time to time, we may consider proposals for policies regarding the recoupment of incentive compensation from senior executives whose compensation was based on faulty financial reporting or fraudulent business practices. This type of behavior not only causes direct financial harm to shareholders, but it also creates reputational risk to the company that may impact its value over time. We review claw back proposals on a CASE-BY-CASE basis, taking into consideration whether the company already has robust policies in place that would address our concerns.

III. Capital Structure, Classes of Stock, and Recapitalizations

A. Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project, to make an acquisition for stock, to fund a stock compensation program, or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies request shareholder approval for all requests for share authorizations that extend beyond what is currently needed and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

B. Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax shareholders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

However, multi-class structures may be beneficial to companies for limited periods of time, and in such cases, we will evaluate proposals to ensure they include appropriate sunset provisions or require shareholder reauthorization after a predetermined period of time.

IV. Environmental and Social Issues

Environment and social issues are often difficult to analyze in terms of their effect on shareholder value. Nonetheless, we expect the companies in which we invest to demonstrate a commitment to a long-term perspective, sustainable competitive advantages, and stakeholder-focused management teams that can add value to the company without impeding the ability of future generations to meet their economic, social, and environmental needs.

Shareholder proposals relating to a company’s activities and policies about certain environmental and social issues are prevalent at annual meetings. Due to the complicated nature of each proposal, we consider these issues on a case-by-case basis. We will vote FOR any proposal that seeks to have a corporation change its activities or policies when we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any proposal that requests a change we believe will result in economic harm. We may ABSTAIN from voting on certain issues where we do not believe we can determine the effect of the proposal.

When voting, we will consider whether or not a shareholder proposal addressing a material environmental or social issue will promote long-term shareholder value in the context of the company’s existing business practices. We will generally support proposals requesting increased transparency or disclosure of workplace diversity, gender pay equity, lobbying and political spending, and climate change and sustainability efforts in instances where a company is not already disclosing sufficient information. We will not support requests for increased disclosure when such information would reveal sensitive or proprietary information that could place the company at a competitive disadvantage, or if increased disclosure is administratively impractical.

V. Voting Non-US Securities

Voting proxies of non-US issuers can be much different than voting proxies of US-domiciled companies. It can be more difficult due to issues such as share blocking and country requirements for investors to obtain power of attorney in local markets. In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for non-US issuers will be evaluated and voted, or not voted, on a CASE-BY-CASE basis.

Transactions with Affiliated Entities

Background

DHCM is a wholly owned subsidiary of Diamond Hill Investment Group, Inc. (“DHIL”). DHIL is a public company traded on the NASDAQ and is an affiliate of DHCM.

DHCM is the investment adviser to the Diamond Hill Funds and the Diamond Hill Securitized Credit Fund (collectively the “Funds”) and the sub-adviser to other mutual funds. The mutual funds which DHCM sub-advises may have affiliated entities including broker/dealers and publicly traded companies.

From time to time, DHIL may have an entity that owns at least 5% of its outstanding voting securities (“Investing Firms”). DHCM has conducted an analysis and determined that the Investing Firms are not considered “affiliated persons” of any Mutual Funds which DHCM may serve as the investment adviser or sub-adviser.

From time to time, the Funds may have an entity that owns at least 5% of a specific Fund’s outstanding voting securities (“Fund Owners”). These Fund Owners are generally considered an affiliated person of the respective Fund. However, based on the nature and voting rights of the Fund Owners, they may not be considered “affiliated persons” for purposes of the affiliated transaction rules. For example, many Fund Owners are brokerage or bank platforms that happen to be the record owner on behalf of hundreds or thousands of underlying beneficial owners, who have the right to vote the fund shares.

Policy

It is the policy of DHCM not to effect transactions with or between client accounts except as may be permitted by Rule 206(3)2(a) of the Advisers Act, ERISA § 408(b)19; or, with respect to mutual funds for which DHCM serves as an adviser or sub-adviser, to effect transactions with or among affiliates of such mutual funds (subject to the provisions of Rule 17a-10 under the Company Act) except in accordance with the Rule 17a-7 procedures of the respective mutual fund. It is also the policy of DHCM not to execute transactions in a mutual fund with any affiliated broker/dealers of that mutual fund except pursuant to Rule 17e-1 and Rule 10f-3 of the Company Act.

Procedure

DHCM’s OMS allows for the coding of specific transaction limitations and restrictions via its pre-trade compliance module. DHCM shall maintain a list of affiliated entities and review such list from time to time to ensure it remains accurate and up to date. DHCM will assign the necessary trading restrictions to its OMS to prevent client accounts from unauthorized transactions with its identified affiliates.

DHCM relies on its clients, including those who have hired DHCM as an adviser or sub-adviser , to provide DHCM with a list of their affiliated entities. Upon receipt of a list of affiliated entities from a client, DHCM will assign the necessary trading restrictions to its OMS to prevent unauthorized transactions with the identified affiliates. If DHCM should effect transactions pursuant to Rule 17a-7, Rule 17e-1, or Rule 10f-3 under the Company Act, then DHCM shall complete the required reporting and disclosure of such transaction in a form prescribed by the respective client.

See Exhibit A for current list of mutual fund client affiliates.

Adopted: June 2013	Proprietary and Confidential

Amended: June 2023	Section 20

Last Reviewed: June 2023

WESTWOOD MANAGEMENT CORP.

POLICIES AND PROCEDURES FOR PROXY VOTING

Policy.

Westwood, as a matter of policy and as a fiduciary to our clients, has a responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest. In addition, our policy and practice is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Firm Specific Policy.

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full-service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, Westwood agrees with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it to be in the client’s best interest. In addition, Westwood will implement “echo voting” (voting pro rata with all other shareholders) for investment company clients relying on Investment Company Act §12(d)(1)(F) and Rule 12d1-3 in order to allow certain purchases of other investment companies in excess of limits that would otherwise apply.

Responsibility.

Westwood’s Data Management Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Background.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients, (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities, (c) describe a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients, and (d) to maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Procedure.

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines. Westwood conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

Proxy Voting Records.

With respect to proxy record keeping, the Data Management Team maintains complete files for all clients. These files include a listing of all proxy materials sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

Voting Procedures.

a.

All employees forward proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients and Glass Lewis provides voting recommendations;

b.	Broadridge has access to holders’ records and determines which client accounts hold the security to which the proxy relates;

c.	Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;

d.

Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client or where a different vote is warranted in light of the respective investment strategy;

e.

If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and,

f.	Broadridge completes the proxy in a timely and appropriate manner.

g.

For certain investment companies managed by Westwood and approved by the CCO (each a “Westwood 12d1F Fund”), Westwood will implement echo voting for shares of other investment companies (each an “Acquired Fund”) held by a Westwood 12d1F Fund. The Data Management Team will override any Glass Lewis proxy voting recommendations with respect to shares of an Acquired Funds held by a Westwood 12d1F Fund, and will instead, vote all such Acquired Fund shares pro rata with all other shareholders of each respective Acquired Fund. The Data Management Team will record any votes made with echo voting as overrides to the Glass Lewis recommendations.

Disclosure.

a.

Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes information whereby clients may request information regarding how Westwood voted the client’s proxies;

b.

Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm’s proxy voting policies and procedures. Westwood’s proxy voting practice is disclosed in the Firm’s advisory agreements.

Client Requests for Information.

a.	All client requests for information regarding proxy votes, or regarding policies and procedures that are received by any supervised person should be forwarded to the Data Management Team; and
b.

In response to any request, the Data Management Team prepares a written response with the information requested, and as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines.

a.	Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients; and

b.	Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:

i.	In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each client;

ii.	Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions or other mandates from a client;

iii.

Clients are permitted to place reasonable restrictions and mandates on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

iv.

Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;

v.	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and

vi.	In reviewing proposals, Westwood further considers the opinion of management, the effect on management, and the effect on shareholder value and the issuer’s business practices.

Subadviser Changes to the Morningstar International Equity Fund

I.

On the Effective Date, T. Rowe Price Associates, Inc. will be terminated as subadviser to the Fund. Until the Effective Date, the following information is added to the “The Funds’ Investment Team – Portfolio Managers – Other Accounts Managed by Portfolio Managers” section in the SAI:

T. Rowe Price Associates, Inc. (T. Rowe Price) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. For its services as subadviser to its portion of the Fund’s assets, T. Rowe Price is entitled to receive a fee from the adviser.

II.	Until the Effective Date, the following information replaces the first sentence in the “The Funds’ Investment Team—Material Conflicts of Interest – T. Rowe Price” section of the SAI:

T. Rowe Price

T. Rowe price serves as a subadviser to the Morningstar International Equity Fund and the Morningstar Municipal Bond Fund. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts.

Please retain this supplement for future reference.